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                                                                    EXHIBIT 24.1

                          INDEPENDENT AUDITORS' CONSENT

Securities and Exchange Commission
Washington, D.C.

We consent to the use in this Registration Statement of Color Spec Technologies, Inc. on Form SB-2 of our report dated January 19, 2001 for the period ended December 31, 2000.


/s/ Cordovano and Harvey, P.C.
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Cordovano and Harvey, P.C.
Denver, Colorado
February 22, 2001